Exhibit 10.15

Samson Funding

Ph. (347) 442-7999 (718) 304-1163
Contract ID# 1492462 Sales Partner: Steve Markowitz, Jr. Samson Funding

REVENUE BASED FACTORING (RBF/ACH) AGREEMENT

Agreement dated December 19 2016 between **Samson Funding. ("FUNDER")** and the merchant listed below ("the **Merchant**").
(Month)(Day)(Year)

MERCHANT INFORMATION

Merchant's Legal Name: SpeedEmissions, Inc. / SpeedEmissions Car Care, LLC / SpeedEmissions Acquisition Company, LLC
D/B/A: Speedemissions — State of Incorporation / Organization: GA
Type of entity: (X) Corporation ( ) Limited Liability Company ( ) Limited Partnership ( ) Limited Liability Partnership ( ) Sole Proprietor

Physical Address: 1015 Tyrone Road Suite 710	City: Tyrone	State: GA	Zip: 30290
Mailing Address:	City:	State:	Zip:
Date business started (mm/yy): 01/01	Federal ID# 33-0961490		

PURCHASE AND SALE OF FUTURE RECEIVABLES

Merchant hereby sells, assigns and transfers to Funder, as the lead purchaser for itself and co-investors [making Funder on behalf of itself and all co-investors (collectively the Funders), the absolute owner] in consideration of the funds provided ("Purchase Price") specified below, all of Merchant's future receipts, accounts, contract rights and other obligations arising from or relating to the payment of monies from Merchant's customers' and/or other third party payors (collectively the "Receipts" defined as all payments made by cash, check, electronic transfer or other form of monetary payment in the ordinary course of the merchant's business), until such time as the "Receipts Purchased Amount" has been delivered by Merchant to FUNDER. The Receipts Purchased Amount shall be paid to FUNDER by the Merchant irrevocably authorizing only one depositing account acceptable to FUNDER (the "Account") to remit the percentage specified below (the "Specified Percentage") of the Merchant's Receipts, until such time as FUNDER receives payment in full of the Receipts Purchased Amount. In consideration of servicing the account, the Merchant hereby authorizes FUNDER to ACH Debit the "Specified Daily Amount" from the merchant's bank account as the base payment credited against the Specified Percentage due. It is the Merchants responsibility to provide bank statements for any and all bank accounts held by the Merchant to reconcile the daily payments made against the Specified Percentage permitting FUNDER to debit or credit the difference to the merchant so that payment equals the Specified Percentage. Failure to provide all of their bank statements in a timely manner or missing a month shall forfeit all rights to future reconciliations. FUNDER may, upon Merchant's request, adjust the amount of any payment due under this Agreement at FUNDER's sole discretion and as it deems appropriate in servicing this Agreement. Merchant understands that it is responsible for ensuring that funds adequate to cover amount to be debited by FUNDER remains in the account. Merchant will be held responsible for any fees incurred by FUNDER resulting from a rejected ACH attempt or an event of default. (See Appendix A) FUNDER is not responsible for any overdrafts or rejected transactions in the Merchants account which may result from FUNDER' scheduled ACH debit under the terms of this agreement. Notwithstanding anything to the contrary in this Agreement or any other agreement between FUNDER and Merchant, upon the violation of any provision contained in Section 1.11 of the MERCHANT AGREEMENT TERMS AND CONDITIONS or the occurrence of an Event of Default under Section 3 of the MERCHANT AGREEMENT TERMS AND CONDITIONS, the Specified Percentage shall equal 100%. A list of all fees applicable under this agreement is contained in Appendix A.

Purchase Price: $225,000.00 **Specified Percentage: 7%** **Specific Daily Amount: $1,180.00** **Receipts Purchased Amount: $290,250.00**

THE TERMS, DEFINITIONS, CONDITIONS AND INFORMATION SET FORTH ON PAGE 2, THE "MERCHANT SECURITY AGREEMENT" AND "ADMINISTRATIVE FORM HEREOF ARE HEREBY INCORPORATED IN AND MADE A PART OF THIS MERCHANT AGREEMENT.

MERCHANT #1 **By** Richard Parlontieri **(Print Name and Title)**	X **(Signature)**
MERCHANT #2 **By** ______ **(Print Name and Title)**	______ **(Signature)**
OWNER/GUARANTOR #1 **By** Richard Parlontieri **(Print Name and Title)**	X **(Signature)**
OWNER/GUARANTOR #2 **By** ______ **(Print Name and Title)**	______ **(Signature)**
Samson Funding **By** ______ **(Company Officer)**	______ **(Signature)**

To the extent set forth herein, each of the parties is obligated upon his, her or its execution of the Agreement to all terms of the Agreement, including the Additional Terms set forth below. Each of above-signed Merchant and Owner(s) represents that he or she is authorized to sign this Agreement for Merchant, legally binding said Merchant to repay this obligation and that the information provided herein and in all of FUNDER documents, forms and recorded interviews is true, accurate and complete in all respects. If any such information is false or misleading, Merchant shall be deemed in material breach of all agreements between Merchant and FUNDER and FUNDER shall be entitled to all remedies available under law. Merchant and each of the above-signed Owners authorizes FUNDER, its agents and representatives and any credit reporting agency engaged by FUNDER, to (i) investigate any references given or any other statements or data obtained from or about Merchant or any of its Owners for the purpose of this Agreement, and (ii) obtain credit report at any time now or for so long as Merchant and/or Owners(s) continue to have any obligation owed to FUNDER.

ANY MISREPRESENTATION MADE BY MERCHANT OR OWNER IN CONNECTION WITH THIS AGREEMENT MAY CONSTITUTE A SEPARATE CAUSE OF ACTION FOR FRAUD OR INTENTIONAL FRAUDULENT INDUCEMENT TO OBTAIN FINANCING.

CFN ACH 01-25-16 Colonial Funding Network as Servicing Agent

MERCHANT AGREEMENT TERMS AND CONDITION   I. TERMS OF ENROLLMENT IN PROGRAM 1.1 Merchant Deposit Agreement.   Merchant shall execute  an  agreement (the  "Merchant  Deposit  Agreement") acceptable to FUNDER, with a Bank  acceptable to FUNDER, to obtain electronic fund  transfer services. Merchant shall provide FUNDER  and/or  it's   authorized  agent  with  all  of  the  information, authorizations necessary for verifying  Merchant's receivables, receipts and deposits into the  account. Merchant shall authorize FUNDER and/or  it's agent to deduct the amounts owed to FUNDER  for the Receipts as specified herein from settlement  amounts which would otherwise be due to Merchant  by permitting FUNDER to withdraw the specific  daily   amount   credited   against   the   specified  percentages by ACH debit of the Merchant account.  The authorization shall be irrevocable without the  written consent of FUNDER. 1.2 Term of Agreement, This Agreement shall have an   indefinite term that shall last either until all the Merchant's  obligations  to  FUNDER  are  fully satisfied. This shall include but not be limited to any renewals, outstanding fees or costs. 1.3Enturgatrd1 uses.FUNDER reserves the right to   rescind the offer to make any purchase payments hereunder, in its sole discretion. 1.4 Financial Condition   Merchant and Guarantor(s)   authorize FUNDER and its agents to investigate their financial responsibility and history, and will provide  to FUNDER any bank or financial statements, tax  returns, etc., as FUNDER deems necessary prior to or  at any time after execution of this Agreement.  A  photocopy of this authorization will be deemed as  acceptable  for  release  of  financial  information.  FUNDER is authorized to update such information  and financial profiles from time to time as it deems  appropriate. 1.5 Transactional History.  Merchant authorizes their   bank to provide FUNDER with Merchant's banking or processing history to determine qualification or continuation in this program. 1.6 Indemnification   Merchant  and  Guarantor(s)   jointly and severally indemnify and hold harmless Processor/Bank, its officers, directors and  shareholders against all losses,  damages,  claims, liabilities and   expenses (including   reasonable  attorney's fees) incurred by Processor resulting from (a) claims asserted by FUNDER for monies owed to FUNDER from Merchant and (b) actions taken by Processor in reliance upon information or instructions provided by FUNDER. 1.7 No Liability. In no event will FUNDER(or any of   the Funders)  be liable for any claims asserted by Merchant under any legal theory for lost profits, lost  revenues,  lost  business  opportunities,  exemplary,  punitive, special, incidental, indirect or consequential  damages, each of which is waived by Merchant and  Guarantor(s). 1.8 Reliance m   Section 1.1, 1.7, 1.8 and 2.5 of this Agreement are agreed to for the benefit of  Merchant,  FUNDER   and   Processor,  and  notwithstanding the fact that Processor is not a party  of this Agreement, Processor may rely upon their  terms and raise them as a defense in any action. 1.9 Sale of Receipts.  Merchant and FUNDER agree that the Purchase Price under this Agreement is in  exchange for the Purchased Amount and that such  Purchase Price is not intended to be, nor shall it be  construed as a loan from FUNDER to Merchant.  Merchant  agrees  that  the  Purchase  Price  is  in  exchange for the sale of future Receipts pursuant to  this Agreement equals the fair market value of such  Receipts. FUNDER has purchased and shall own all  the Receipts described in this Agreement up to the  full Purchased Amount as the Receipts are created.  Payments made to FUNDER in respect to the full   amount of the Receipts shall be conditioned upon  Merchant's sale of products and services and the  payment therefore by Merchant's customers in the  manner provided in Section 1.1. In no event shall the  aggregate  of all  amounts be  deemed as interest  hereunder and charged or collected hereunder exceed  the highest rate permissible at law. In the event that a  court  determines  that  FUNDER has  charged  or  received interest hereunder in excess of the highest  applicable rate, the rate in effect hereunder shall  automatically  be  reduced  to  the  maximum  rate  permitted by applicable law and FUNDER shall  promptly refund to Merchant any interest received by  FUNDER in excess of the maximum lawful rate, it  being intended that Merchant not pay or contract to  pay, and that FUNDER not receive or contract to  receive,   directly  or  indirectly  in  any  manner  whatsoever, interest in excess of that which may be  paid by Merchant under applicable law. 1.10 Power  of  Attorney Merchant  irrevocably appoints FUNDER as its agent and attorney-in-fact  with full authority to take any action or execute any  instrument or document to settle all obligations due  to FUNDER from Processor/Bank, or in the case of a  violation  by  Merchant  of  Section 1.12 or  the  occurrence of an Event of Default under Section 4  hereof,  from  Merchant,  under  this  Agreement,  including without limitation (i) to obtain and adjust  insurance; (ii) to collect monies due or to become due  under or in respect of any of the Collateral; (iii) to  receive, endorse and collect any checks, notes, drafts,  instruments,   documents   or   chattel   paper   in  connection with clause (i) or clause (ii) above; (iv) to  sign Merchant's name on any invoice, bill of lading,  or assignment directing customers or account debtors  to make payment directly to FUNDER;  and (v) to  file any claims or take any action or institute any  proceeding which FUNDER may deem necessary for  the collection of any of the unpaid Purchased Amount  from the Collateral, or otherwise to enforce its rights  with respect to payment of the Purchased Amount. 1.11 Protections Against Default,   The following Protections 1  through 7  may  be  invoked  by FUNDER, immediately  and  without  notice  to  Merchant in the event (a) Merchant changes its  arrangements with Processor/Bank in any way that is  adverse to FUNDER; (b) Merchant changes the  deposit account  through  which  the  Receipts  are  settled., or permits any event to occur that could  cause diversion of any of Merchant's transactions to another   account; (c) Merchant   interrupts   the  operation  of  this  business (other  than  adverse  weather, natural disasters or acts of God) transfers,  moves, sells, disposes, transfers or otherwise conveys  its business or assets without (i) the express prior  written consent of FUNDER, and (ii) the written  agreement of any purchaser or transferee to the  assumption of all of Merchant's obligations under this Agreement   pursuant   to   documentation  satisfactory to FUNDER; or (d) Merchant takes any  action, fails to take any action, or offers any incentive  —economic or otherwise—the result of which will be  to induce any customer or customers to pay for  Merchant's  services  with  any  means  other than  checks that are settled through Processor.   These  protections are in addition to any other remedies  available to FUNDER at law, in equity or otherwise  pursuant to this Agreement. Protection  1. The full uncollected Purchase Amount plus all fees due under this Agreement and the  attached  Security  Agreement  become  due  and payable in full immediately Protection 2. FUNDER may enforce the provisions of   the Personal Guarantee of Performance against the Guarantor.   Protection 3. Merchant shall, upon execution of this Agreement,   deliver   to  FUNDER  an   executed  confession of judgment in favor of FUNDER in the  amount  of  the  Purchase Amount  stated  in  the  Agreement.  Upon breach of any provision in this  paragraph 1.11, FUNDER may enter that confession  of judgment as a judgment with the Clerk of the  Court and execute thereon. Protection  4. FUNDER may  enforce its  security interest in the Collateral identified in Article III  hereof. Protection  5. The  entire  Purchase Amount shall become immediately refundable to FUNDER from Merchant. Protection 6. FUNDER may proceed to protect and enforce its rights and remedies by lawsuit.  In any  such  lawsuit,  in  which  FUNDER shall  recover  judgment against Merchant, Merchant shall be liable  for all of FUNDER's costs of lawsuit, including but  not limited to all reasonable attorneys' fees and court  costs. Protection 7. Merchant shall, upon execution of this Agreement,   deliver  to  FUNDER  an  executed assignment of lease of Merchant's premises in favor of FUNDER. Upon breach of any provision in this paragraph 1.12, FUNDER may exercise its rights under such assignment of lease. Protection  8. FUNDER  may  debit  Merchant's depository accounts wherever situated by means of  ACH debit or facsimile signature on a computer- generated check drawn on Merchant's bank account  or otherwise. 1.12 Protection of Information. Merchant and each   person signing this Agreement on behalf of Merchant and/or as Owner, in respect of himself or herself  personally,  authorizes  FUNDER   to   disclose information concerning   Merchant's   and   each  Owner's credit standing (including credit bureau  reports that FUNDER obtains) and business conduct  only to agents, affiliates, subsidiaries, and credit  reporting bureaus. Merchant and each Owner hereby  waives to the maximum extent permitted by law any  claim for damages against FUNDER or any of its affiliates  and  the  Funders  relating  to  any (i) investigation undertaken by or on behalf of FUNDER as permitted by this Agreement or (ii) disclosure of information as permitted by this Agreement. 1.13 Confidentiality. Merchant understands and agrees that the terms and conditions of the products and  services   offered  by   FUNDER,   including   this  Agreement and any other FUNDER documentations  (collectively,  "Confidential  Information")  are proprietary and   confidential information of  FUNDER. Accordingly unless disclosure is required  by law or court order, Merchant shall not disclose  Confidential Information of FUNDER to any person  other than an attorney, accountant, financial advisor  or employee of Merchant who needs to know such  information for the purpose of advising Merchant  ("Advisor"),  provided  such  Advisor  uses  such  information  solely  for  the  purpose  of  advising  Merchant and first agrees in writing to be bound by  the terms of this Section 1.13. 1.14 Publicity.  Merchant  and  each  Owner  only   authorizes FUNDER to use its, his or her name in a listing of clients and in advertising and marketing materials with their express written consent. 1.15 D/B/A's, Merchant hereby  acknowledges and agrees that FUNDER may be using "doing business  as" or "d/b/a" names in connection with various  matters relating to the transaction between FUNDER  and  Merchant,  including  the  filing  of  UCC-1  financing statements and other notices or filings. II. REPRESENTATIONS, WARRANTIES AND COVENANTS Merchant represents, warrants and   CFN ACH 01-25-16 Colonial Funding Network as Servicing Agent

ACH Authorization Form  All information on this form is required unless otherwise noted.   Business Authorized to Debit/Credit Account:   Samson Horns Authorized Business Name 90 John Street, Suite 410 Authorized Business Address  Account Holder Information:   Richard Parlontieri   347-442-7999 Authorized Business Phone Number New York NY 10038 lfit" ST Zip      Speedemissions  •   Account Holder Name Account Holder DBA Name (If Business Account) Account Holder Phone    Account Holder Address Account Holder s Bank Information:   X Account Holder's Bank Name  How to find your Routing and Account Numbers on a check: is 1 23456789  1:  L  2345678901.23 ir Bank Routing Code Bunk Account Number   X Bank Routing Number (9 digits)   Transaction Information:  Professional Service Fee    City ST Zip      Branch City ST Zip ❑  Business   Checking  ❑  Personal   Checking  111  Savings   Bank Account Number   Goods Purchased/Services Rendered  One-time  Rate   $3,999.00 December 19, 2016   No. of Transactions or Open Ended   Authorization:                   ACH Processing Provided By  Amount ofTransaction Effective Date  In exchange for products and/or services listed above the undersigned hereby authorizes: Samson Horus to electronically draft via the Automated Clearing House system the amounts indicated above from the account identified  above.  This authority will continue until withdrawn in writing by the undersigned account holder. The Undersigned hereby  certifies that they are duly authorized to execute this form on behalf of the above listed account holder. I acknowledge that I  am subject to a $25 reject fee if items are returned for insufficient funds.       Signature of Account Holder Name/Title of Account Holder       Better payments.

covenants that as of this date and during the term of this Agreement: 2.1 Financial Condition and Financial Information Its bank and financial statements, copies of which  have  been  furnished  to  FUNDER,  and  future  statements which will be furnished hereafter at the  discretion of FUNDER, fairly represent the financial  condition of Merchant at such dates, and since those  dates there has been no material adverse changes,  financial or otherwise, in such condition, operation or  ownership of Merchant. Merchant has a continuing,  affirmative obligation to advise FUNDER of any  material adverse change in its financial condition,  operation  or  ownership.  FUNDER  may  request  statements at any time during the performance of this  Agreement and the Merchant shall provide them to  FUNDER within S business days. Merchant's failure  to do so is a material breach of this Agreement. 2.2 Governmental  Approvals,   Merchant   is   in compliance and shall comply with all laws and has valid permits, authorizations and licenses to own, operate and lease its properties and to conduct the business in which it is presently engaged. 2.3 Authorization. Merchant, and the person(s) signing   this Agreement on behalf of Merchant, have full power  and  authority  to  incur  and  perform  the obligations under this Agreement, all of which have been duly authorized. 2.4 Insurance. Merchant will maintain business- interruption  insurance  naming FUNDER  as loss  payee and additional insured in amounts and against  risks  as  are  satisfactory  to FUNDER  and  shall  provide FUNDER proof of such insurance upon  request. 2.5 Intentionally omitted 2.6 Change of Name or Location  Merchant will not   conduct Merchant's businesses under any name other than as disclosed to the Processor and FUNDER or change any of its places of business. 2.7 Daily Batch Out. Merchant will batch out receipts   with the Processor on a daily basis. 2.8 Estoppel Certificate.  Merchant will at any time,   and from time to time, upon at least one (1) day's prior notice from FUNDER to Merchant, execute,  acknowledge and deliver to FUNDER and/or to any  other person, person firm or corporation specified by  FUNDER, a statement certifying that this Agreement  is unmodified and in full force and effect (or, if there  have been modifications, that the same is in full force  and effect as modified and stating the modifications)  and stating the dates which the Purchased Amount or  any portion thereof has been repaid. 2.9 No Bankruptcy or Insolvency. As of the date of   this Agreement, Merchant represents that it is not insolvent and does not contemplate and has not filed  any petition for bankruptcy protection under Title 11  of the United States Code and there has been no  involuntary  petition  brought  or  pending  against  Merchant. Merchant further warrants that it does not  anticipate filing any such bankruptcy petition and it  does not anticipate that an involuntary petition will  be filed against it.  In the event that the Merchant  files for bankruptcy protection or is placed under an  involuntary   filing   Protections  2   and  3   are  immediately invoked. 2.10 Additional Financing. Merchant shall not enter   into any arrangement, agreement or commitment for any additional financing, whether in the form of a purchase of receivables or a loan to the  business with any party other than FUNDER without their written permission. 2.11 Unencumbered Receipts. Merchant has good,   complete and marketable title to all Receipts, free and clear of any and all liabilities, liens, claims, changes,  restrictions, conditions, options, rights, mortgages,  security interests, equities, pledges and encumbrances  of any kind or nature whatsoever or any other rights  or  interests  that  may  be  inconsistent  with  the  transactions contemplated with, or adverse to the interests of FUNDER. 2.12 Businessftupiar„ Merchant is a valid business   in good standing under the laws of the jurisdictions in which it is organized and/or operates, and Merchant is entering into this Agreement for business purposes and not as a consumer for personal, family or  household purposes. 2.13 Default Under  Other Contracts, Merchant's   execution   of   and/or   performance   under   this Agreement will not cause or create an event of  default by Merchant under any contract with another person or entity. III. EVENTS OF DEFAULT AND REMEDIES 3.1 Events of Default. The occurrence of any of the following  events  shall  constitute  an  "Event  of  Default" hereunder: (a) Merchant shall violate any  term  or  covenant  in  this  Agreement; (b)  Any  representation  or  warranty  by  Merchant in  this  Agreement shall prove to have been incorrect, false  or misleading in any material respect when made; (c)  Merchant shall admit in writing its inability to pay its  debts, or shall make a general assignment for the  benefit of creditors;  or any proceeding shall be  instituted  by  or  against  Merchant  seeking  to  adjudicate it a bankrupt or insolvent, or seeking  reorganization,  arrangement,  adjustment,  or  composition of it or its debts; (d) the sending of  notice of termination by Guarantor; (e) Merchant  shall transport, move, interrupt, suspend, dissolve or  terminate its business; (f) Merchant shall transfer or  sell all or substantially all of its assets; (h) Merchant  shall make or send notice of any intended bulk sale or  transfer by Merchant; (i) Merchant shall use multiple  depository accounts without the prior written consent  of FUNDER; (j) Merchant shall change its depositing  account  without  the  prior  written  consent  of  FUNDER; (k) Merchant shall perform any act that  reduces the value of any Collateral granted under this  Agreement; or (1) Merchant shall default under any of  the terms, covenants and conditions of any other  agreement with FUNDER. 3.2 Remedies. In case any Event of Default occurs and   is not waived pursuant to Section 4.4.1 hereof, FUNDER on its own and on behalf of the Funders  may proceed to protect and enforce its rights or  remedies by suit in equity or by action at law, or both,  whether  for  the  specific  performance  of  any  covenant, agreement or other provision contained  herein, or to enforce the discharge of Merchant's  obligations   hereunder  (including   the   Personal  Guarantee) or any other legal or equitable right or remedy. All  rights,  powers  and  remedies  of  FUNDER in connection with this Agreement may be  exercised  at  any  time  by  FUNDER  after  the  occurrence of an Event of Default, are cumulative  and not exclusive, and shall be in addition to any  other rights, powers or remedies provided by law or  equity. 3.3 Costs.  Merchant  shall  pay  to  FUNDER  all   reasonable costs associated with (a) a breach by Merchant of the Covenants in this Agreement and the  enforcement thereof,  and (b)  the enforcement of  FUNDER's remedies set forth in Section 4.2 above,  including but not limited to court costs and attorneys'  fees. 3.4 Required Notifications  Merchant is required to   give FUNDER written notice within 24 hours of any filing under Title 11 of the United States Code.  Merchant is required to give FUNDER seven days'  written notice prior to the closing of any sale of all  or substantially all of the Merchant's assets or  stock. IV. MISCELLANEOUS 4.1 Modifications: Agreements.   No modification,   amendment, waiver or consent of any provision of this Agreement shall be effective unless the same shall be in writing and signed by FUNDER.  4.2 Assignment.   Merchant   acknowledges   and understands that FUNDER is acting on its own behalf  and as the administrator and lead investor for a group  of independent participants a list of which can be  provided to Merchant after funding and upon written  notice to FUNDER. FUNDER may assign, transfer or  sell its rights to receive the Purchased Amount or  delegate its duties hereunder, either in whole or in  Part. 4.3 Notices. All notices, requests, consent, demands and   other communications hereunder shall be delivered by certified mail, return receipt requested, to the respective parties to this Agreement at the addresses set forth in this Agreement and shall become effective only upon receipt. 4.4 Waiver Remedies  No failure on the part of   FUNDER to exercise, and no delay in exercising, any right under this Agreement shall operate as a waiver  thereof, nor shall any single or partial exercise of any  right under this Agreement preclude any other or  further exercise thereof or the exercise of any other  right.  The   remedies   provided   hereunder   are  cumulative  and  not  exclusive  of  any  remedies  provided by law or equity. 4.5 Binding Effect:  Governing Law. Venue  and   Jurisdiction. This Agreement shall be binding upon and inure to the benefit of Merchant, FUNDER (and  it's Participants) and their respective successors and  assigns, FUNDER's Participants shall be third party  beneficiaries of all such agreements.   except that  Merchant shall not have the right to assign its rights  hereunder or any interest herein without the prior  written consent of FUNDER which consent may be  withheld in FUNDER's sole discretion. FUNDER  reserves the rights to assign this Agreement with or  without  prior written  notice  to  Merchant.  This  Agreement shall be governed by and construed in  accordance with the laws of the State of New York,  without  regards  to  any  applicable  principals  of  conflicts of law. Any suit, action or proceeding  arising hereunder, or the interpretation, performance  or breach hereof, shall, if FUNDER so elects, be  instituted in any court sitting in New York, (the  "Acceptable Forums").   Merchant agrees that the  Acceptable Forums are convenient to it, and submits  to the jurisdiction of the Acceptable Forums and  waives any and all objections to jurisdiction or venue.  Should such proceeding be initiated in any other  forum, Merchant waives any right to oppose any  motion or application made by FUNDER to transfer  such proceeding to an Acceptable Forum. 4.6 Survival of Representation. etc. All representations, warranties and covenants herein shall survive the execution and delivery of this Agreement and shall continue in full force until all obligations under this Agreement shall have been satisfied in full and this Agreement shall have terminated. 4.7 Severability. In case any of the provisions in this   Agreement  is  found  to  be  invalid,  illegal  or unenforceable in any respect, the validity, legality  and enforceability of any other provision contained  herein shall not in any way be affected or impaired. 4.8 Entire Agreement. Any provision hereof prohibited by law shall be ineffective only to the extent of such  prohibition  without  invalidating  the   remaining  provisions hereof. This Agreement and  Security  Agreement hereto embody the entire  agreement  between Merchant and FUNDER and supersede all  prior agreements and understandings relating to the  subject matter hereof. 4.9 JURY  TRIAL  WAIVER,  THE  PARTIES HERETO WAIVE TRIAL BY JURY IN ANY  COURT   IN   ANY   SUIT,   ACTION   OR  PROCEEDING ON ANY MATTER ARISING IN  CONNECTION  WITH   OR  IN  ANY  WAY  RELATED   TO   THE   TRANSACTIONS   OF  WHICH THIS AGREEMENT IS A PART OR  THE   ENFORCEMENT   HEREOF.   THE   CFN ACH 01-25-16 Colonial Funding Network as Servicing Agent

PARTIES  HERETO  ACKNOWLEDGE  THAT  EACH MAKES THIS WAIVER KNOWINGLY,  WILLINGLY   AND   VOLUNTARILY   AND  WITHOUT   DURESS,   AND   ONLY   AFTER  EXTENSIVE   CONSIDERATION   OF   THE  RAMIFICATIONS  OF  THIS  WAIVER WITH  THEIR ATTORNEYS .4.12. ARBITRATION. PLEASE  READ   THIS PROVISION OF   THE   AGREEMENT  CAREFULLY.   THIS   SECTION   PROVIDES  THAT  DISPUTES  MAY  BE  RESOLVED  BY  BINDING   ARBITRATION.   ARBITRATION  REPLACES THE RIGHT TO GO TO COURT,  HAVE  A  JURY  TRIAL  OR  INITIATE  OR  PARTICIPATE   IN  A   CLASS   ACTION.   IN  ARBITRATION,  DISPUTES ARE  RESOLVED  BY  AN  ARBITRATOR,  NOT  A  JUDGE  OR  JURY.   ARBITRATION  PROCEDURES  ARE  SIMPLER  AND  MORE  LIMITED  THAN  IN  COURT.  THIS ARBITRATION PROVISION IS GOVERNED BY THE FEDERAL  ARBITRATION ACT (FAA), AND SHALL BE  INTERPRETED IN THE BROADEST WAY THE  LAW WILL ALLOW. Covered claims •  You or we may arbitrate any claim, dispute or   controversy between you and us arising out of or related to your account, a previous related account or our relationship (called "Claims"). •  If arbitration is chosen by any party, neither   you nor we will have the right to litigate that Claim in court or have a jury trial on that  Claim. •  Except as stated below, all Claims are subject to   arbitration, no matter what legal theory they're based on or what remedy (damages, or injunctive  or declaratory relief) they seek, including Claims  based on contract, tort (including intentional tort),  fraud, agency, your or our negligence, statutory or  regulatory provisions, or any other sources of law;  Claims  made  as  counterclaims,  cross-claims,  third-party  claims,  interpleaders  or  otherwise;  Claims made regarding past, present, or future  conduct; and Claims made independently or with  other claims. This also includes Claims made by  or against anyone connected with us or you or  claiming through us or you,  or by someone  making a claim through us or you, such as a co- applicant,   authorized  user,   employee,  agent,  representative  or an affiliated/parent/subsidiary  company. Arbitration limits •  Individual Claims filed in a small claims court are   not subject to arbitration, as long as the matter stays in small claims court. •  We won't initiate arbitration to collect a debt from   you unless you choose to arbitrate or assert a  Claim against us. If you assert a Claim against us, we can choose to arbitrate, including actions to collect a debt from you. You may arbitrate on an individual basis  Claims  brought  against you, including Claims to collect a debt. •  Claims brought as part of a class action, private   attorney general or other representative action can be arbitrated only on an individual basis.  The  arbitrator has no authority to arbitrate any claim  on a class or representative basis and may award  relief only on an individual basis. If arbitration is  chosen by any party, neither you nor we may  pursue a Claim as part of a class action or other  representative action. Claims of 2 or more persons  may not be combined in the same arbitration.  However,  applicants,  co-applicants,  authorized  users on a single account and/or related accounts,  or corporate affiliates are here considered as one  person. How arbitration works •  Arbitration shall be conducted by the American   Arbitration Association ("AAA") according to this arbitration provision and the  applicable AAA  arbitration rules in effect when the claim is filed  ("AAA Rules"), except where those rules conflict  with this arbitration provision.  You can obtain  copies of the AAA Rules at the AAA's website  (www.adr.org) or by calling 800-778-7879.  You  or we may choose to have a hearing, appear at any  hearing by phone  or other electronic means,  and/or be represented by counsel. Any in-person  hearing will be held in the same city as the U.S.  District Court closet to your billing address. •  Arbitration may be requested any time,  even where there is a pending lawsuit, unless a trial has  begun or a final judgment entered.  Neither you  nor we waive the right to arbitrate by filing or  serving   a   complaint,   answer,   counterclaim,  motion, or discovery in a court lawsuit.   To  choose arbitration, a party may file a motion to  compel arbitration in a pending matter and/or  commence arbitration by submitting the required  AAA forms and requisite filing fees to the AAA. •  The arbitration shall be conducted by a single arbitrator in accord with this arbitration provision  and the AAA Rules, which may limit discovery.  The arbitrator shall not apply any federal or state  rules of civil procedure for discovery, but the  arbitrator   shall   honor   claims   of   privilege  recognized at law and shall take reasonable steps  to   protect   account   information   and   other  confidential   information   of   either  party   if  requested to do so.   The arbitrator shall apply  applicable substantive law consistent with the  FAA and applicable statute of limitations, and  may  award  damages  or  other  relief  under  applicable law.  •  The arbitrator shall make any award in writing   and, if requested by you or us, may provide a brief statement of the reasons for the award.   An  arbitration  award shall  decide  the rights  and obligations only of the parties named in  the arbitration, and shall not have any bearing on any other person or dispute. Paying for arbitration fees •  We will pay your share of the  arbitration fee for an arbitration of Claims of $75,000 or  less if they are unrelated to debt collection. Otherwise,  arbitration fees will be allocated according  to the  applicable AAA Rules.   If we prevail, we may not  recover  our  arbitration  fees,  unless  the  arbitrator  decides you Claim was frivolous.   All parties are  responsible for their own attorney's fees, expert fees  and any other expenses, unless the arbitrator awards  such fees or expenses to you or us based on applicable  law. The final award •  Any award by an arbitrator is final unless a party   appeals it in writing to the AAA within 30 days of notice of the award.  The arbitration appeal shall  be determined by a panel of 3 arbitrators.  The  panel will consider all facts and legal issues anew  based on the same evidence presented in the prior  arbitration, and will make decisions based on a  majority vote. Arbitration fees for the arbitration  appeal  shall  be  allocated  according  to  the  applicable AAA Rules. An award by a panel on  appeal is final. A final award is subject to judicial  review as provided by applicable law. Survival and Severability of Terms •  This arbitration provision shall survive changes in   this Agreement and termination of the account or the relationship between you and us, including the  bankruptcy of any party and any sale of your  account, or amounts owed on your account, to  another person or entity.  If any part of this  arbitration  provision   is   deemed  invalid   or  unenforceable, the other terms shall remain in  force, except that there can be no arbitration of a  class or representative Claim.   This arbitration  provision  may  not  be  amended,  severed  or  waived, except as provided in this Agreement or  in a written agreement between you and us.  4.11 Counterparts: Facsimile and PDF Acceptance.. This   Agreement   and   the   Merchant   Security  Agreement  and  Guaranty  may  be  executed  in  counterparts,  each  of  which  shall  constitute  an  original, but all of which together shall constitute one  instrument. Signatures on this Agreement and the  Merchant Security Agreement and Guaranty sent by  facsimile or PDF will be treated as original signatures  for all purposes. INITIAL S:                    CFN ACH 01-25-16 Colonial Funding Network as Servicing Agent

Samson Funding - SECURITY AGREEMENT AND GUARANTY  Borrower's Legal Name: SpeedEmissions. Inc. / SpeedEmissions Car Care. LLC / SpeedEmissions Acquisition Company. LLC D/B/A: Speedemissions  Physical Address: 1015 Tyrone Road Suite City: Tyrone State: Zip: 30290 710 Federal ID# 33-0961490 SECURITY AGREEMENT Security Interest. To secure Merchant's payment and performance obligations to FUNDER and its affiliates or the Funders, a list of which may be provided to the Merchant if requested in writing after the funding of the purchase closes under the Merchant Cash Advance Agreement between Merchant and FUNDER (the "Merchant Agreement"), Merchant hereby grants to FUNDER a security interest in all personal property of Merchant, including all accounts, chattel paper, cash, deposit accounts, documents, equipment, general intangibles, instruments, inventory, or investment property, as those terms are defined in Article 9 of the Uniform Commercial Code of the State of New York as amended (the "UCC"), whether now or hereafter owned or acquired by Merchant and wherever located; and all proceeds of such property, as that term is defined in Article 9 of the UCC (collectively, the "Collateral"). If the Merchant Agreement identifies more than one Merchant, this Security Agreement applies to each Merchant, jointly and serverally.  Merchant acknowledges and agrees that any security interest granted to FUNDER under any other agreement between Merchant and FUNDER will secure the obligations hereunder, and that the Merchant's payment and performance obligations secured by this Security Agreement, and the Collateral granted hereunder, shall be perfected under any previously filed UCC-1 or UCC-3 statement, perfecting FUNDER's interest in the Collateral.  Merchant further acknowledges and agrees that, if Merchant enters into future Agreements with FUNDER, any security interest granted to FUNDER under such future Agreements will relate back to this Security Agreement, and that the Merchant's payment and performance obligations, and the Collateral granted, under such future Agreements, shall relate back to, be perfected under, and made a part of, any previously filed UCC-1 or UCC_3 statement, perfecting FUNDER's interest in the Collateral.  Cross-Collateral.  To secure Guarantor's payment and performance obligations to FUNDER(and the Funders) under this Merchant Security Agreement and Guaranty (this "Agreement"), each Guarantor hereby grants FUNDER, for itself and its participants, a security interest in SpeedEmissions. Inc. / SpeedEmissions Car Care. LLC / SpeedEmissions Accuisitlon Company. LLC fd/b/a Speedemissions} SpeedEmissions Inc I SpeedEmissions Car Cate LLC I SpeedEmissions Acquisition Company LLC (d/Lila mi  inn   A LF (the "Additional Collateral"). Each Guarantor agrees and acknowledges that FUNDER will have a security interest in the aforesaid Additional Collateral upon execution of this Agreement. Guarantor acknowledges and agrees that any security interest granted to FUNDER under any other agreement between Guarantor and FUNDER will secure the obligations hereunder,   and that the Guarantor's payment and performance obligations under this Agreement, and the Additional Collateral granted hereunder, shall be perfected under any previously filed UCC-1 or UCC-3 statement, perfecting FUNDER's interest in the Additional Collateral.  Guarantor further acknowledges and agreements that, if Guarantor enters into future Agreements with FUNDER, any security interest granted to FUNDER under such future Agreements will relate back to this Agreement, and that the Guarantor's payment and performance obligations, and the Additional Collateral granted, under such future Agreements, shall relate back to, be perfected under, and made a part of, any previously filed UCC-1 or UCC-3 statement, perfecting FUNDER's interesting the Additional Collateral.  Each of Merchant and each Guarantor agrees to execute any documents or take any action in connection with this Agreement as FUNDER deems necessary to perfect or maintain FUNDER's first priority security interest in the Collateral and Additional Collateral, including the execution of any control agreements. Each of Merchant and each Guarantor hereby authorizes FUNDER to file any financing statements deemed necessary by FUNDER to perfect or maintain FUNDER's security interest, which financing statements may contain notification that Merchant and each Guarantor have granted a negative pledge to FUNDER with respect to the Collateral and Additional Collateral, and that any subsequent lender or lienor may be tortiously interfering with FUNDER's rights.  Merchant and each Guarantor shall be jointly and severally liable for and shall pay to FUNDER upon demand all costs and expenses, including but not limited to attorneys' fees, which may be incurred by FUNDER in protecting, preserving and enforcing FUNDER's security interest and rights.  Negative Pledge  Each of Merchant and each Guarantor agrees not to create, incur, assume, or permit to exist, directly or indirectly, any additional cash advances, loans, lien or other encumbrance on or with respect to any of the Collateral or Additional Collateral, as applicable without written permission of FUNDER.  Consent to Enter Premises and Assign Lease. FUNDER shall have the right to cure Merchant's default in the payment of rent for the Premises on the following terms. In the event Merchant is served with papers in an action against Merchant for nonpayment of rent or for summary eviction, FUNDER may execute its rights and remedies under the Assignment of Lease. Merchant also agrees that FUNDER may enter into an agreement with Merchant's landlord giving FUNDER the right: (a) to enter the Premises and to take possession of the fixtures and equipment therein for the purpose of protecting and preserving same; and (b) to assign Merchant's lease to another qualified merchant capable of operating a business comparable to Merchant's at the Premises.  Remedies  Upon any Event of Default, FUNDER may pursue any remedy available at law (including those available under the provisions of the UCC) or in equity to collect, enforce, or satisfy any obligations then owing to FUNDER, whether by acceleration or otherwise.  GUARANTY  Personal Guaranty of Performance.  The undersigned Guarantor(s) hereby guarantees to FUNDER,  and its affiliates or the Funders, Merchant's performance of all of the representations, warranties, covenants made by Merchant in this Agreement and the Merchant Agreement, as each agreement may be renewed, amended, extended or otherwise modified (the "Guaranteed Obligations").  Guarantor's obligations are due (i) at the time of any breach by Merchant of any representation, warranty, or covenant made by Merchant in this Agreement and the Merchant Agreement, and (ii) at the time Merchant admits its inability to pay its debts, or makes a general assignment for the benefit of creditors, or any proceeding shall be instituted by or against Merchant seeking to adjudicate it bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, or composition of it or its debts.. (It is understood by all parties that this Guaranty is not an absolute personal guaranty of payment and that the signors are only guaranteeing that they will not take any action or permit the merchant to take any action that is a breach of this agreement.)  Guarantor Waivers. In the event that Merchant fails to make a payment or perform any obligation when due under the Merchant Agreement, FUNDER may enforce its rights under this Agreement without first seeking to obtain payment from Merchant, any other guarantor, or any Collateral, Additional Collateral or Cross-Collateral FUNDER may hold pursuant to this Agreement or any other guaranty.  FUNDER does not have to notify Guarantor of any of the following events and Guarantor will not be released from its obligations under this Agreement if it is not notified of: (i) Merchant's failure to pay timely any amount owed under the Merchant Agreement; (ii) any adverse change in Merchant's financial condition or business; (iii) any sale or other disposition of any collateral securing the Guaranteed Obligations or any other guarantee of the Guaranteed Obligations; (iv) FUNDER's acceptance of this Agreement ; and (v) any renewal, extension or other modification of the Merchant Agreement or Merchant's other obligations to FUNDER. In addition, FUNDER may take any of the following actions without releasing Guarantor from any of its obligations under this Agreement : (i) renew, extend or otherwise modify the Merchant Agreement or Merchant's other obligations to FUNDER; (ii) release Merchant from its obligations to FUNDER; (iii) sell, release, impair, waive or otherwise fail to realize upon any collateral securing the Guaranteed Obligations or any other guarantee of the Guaranteed Obligations; and (iv) foreclose on any collateral securing the Guaranteed Obligations or any other guarantee of the Guaranteed Obligations in a manner that impairs or precludes the right of Guarantor to obtain reimbursement for payment under this Agreement. Until the Merchant Amount plus any accrued but unpaid interest and Merchant's other obligations to FUNDER under the Merchant Agreement and this Agreement are paid in full, Guarantor shall not seek reimbursement from Merchant or any other guarantor for any amounts paid by it under this Agreement. Guarantor permanently waives and shall not seek to exercise any of the following rights that it may have against Merchant, any other guarantor, or any collateral provided by Merchant or any other guarantor, for any amounts paid by it, or acts performed by it, under this Agreement: (i) subrogation ; (ii) reimbursement; (ill) performance; (iv) indemnification; or (v) contribution. In the event that FUNDER must return any amount paid by Merchant or any other guarantor of the Guaranteed Obligations because that person has become subject to a proceeding under the United States Bankruptcy Code or any similar law, Guarantor's obligations under this Agreement shall include that amount.  Guarantor A c_luimal I • • ment.  Guarantor acknowledges that: (i) He/She understands the seriousness of the provisions of this Agreement; (ii) He/She has had a full opportunity to consult with counsel of his/her choice; and 04 He/She has consulted with counsel of its choice or has decided not to avail himself/herself of that opportunity.   INITIAL S Joint and Several Liability. The obligations hereunder of the persons or entities constituting Guarantor under this Agreement are joint and several. THE TERMS, DEFINITIONS, CONDITIONS AND INFORMATION SET FORTH IN THE "MERCHANT AGREEMENT", INCLUDING THE "TERMS AND CONDITIONS", ARE HEREBY INCORPORATED IN AND MADE A PART OF THIS SECURITY AGREEMENT AND GUARANTY. CAPITALIZED TERMS NOT DEFINED IN THIS SECURITY AGREEMENT AND GUARANTY, SHALL HAVE THE MEANING SET FORTH IN THE MERCHANT AGREEEMNT, INCLUDING THE TERMS AND CONDITIONS. MERCHANTS AND OWNERS/GUARANTORS ACKNOWLEDGE THAT THIS WRITING REPRESENTS THE ENTIRE AGREEMENT BETWEEN THE PARTIES HERETO. IT IS UNDERSTOOD THAT ANY REPRESENTATIONS OR ALLEGED PROMISES BY INDEPENDENT BROKERS OR AGENTS OF ANY PARTY IF NOT INCLUDED IN THIS WRITTEN AGREEMENT ARE CONSIDERED NULL AND VOID.  ANY MODIFICATION OR OTHER ALTERATION TO THE AGREEMENT MUST BE IN WRITING AND EXECUTED BY THE PARTIES TO THIS CONTRACT.  MERCHANT #1  By Richard Parlontieri  (Print Name and Title) SS# 285-40-9642  MERCHANT #2  By (Print Name and Title) SS#  OWNER/GUARANTOR #1 By Richard Parlontieri (Print Name and Title) SS# 285-40-9642  OWNER/GUARANTOR #2  By (Print Name and Title) SS#    AUTHORIZED SERVICING AGENT — Colonial Funding Network, Inc.  (Signature) Drivers License Number: 018466983-GA    (Signature) Drivers License Number:    (Signature) Drivers License Number: 018466983-GA    (Signature) Drivers License Number:    Colonial Funding Network, Inc. (Colonial) is the Authorized Servicing Agent of the funder for this contract providing administrative, bookkeeping, reporting and  support services for the funder and the Merchant. Colonial is not affiliated or owned by the hinder and is acting as independent agent for services including but not limited to background checks, credit checks, general underwriting review, filing UCC-1 security interests, cash management, account reporting and remit capture. Colonial may at its sole discretion participate in this financing by providing a small portion of the funds for this transaction directly to the funder. Colonial is not a credit card processor, or in the business of processing credit cards. Merchant hereby acknowledges that in no event will Colonial be liable for any claims made against the hinder or the Processor under any legal theory for lost profits, lost revenues, lost business opportunity, exemplary, punitive, special, incidental, indirect or  consequential damages, each of which is waived by the Merchant and Owner/Guarantor.     MERCHANT #1  By Richard Parlontieri  (Print Name and Title)  (Signature)

STRATEGIC
FUNDING

120 W 45th St.
New York, NY 10036
Phone: 212-354-1400
Fax: 212-354-1544

Contract Balance Buy Out Form

December 19, 2016

To Whom It May Concern:

As part of the new Strategic Funding Source, Inc. Agreement Contract #**1492462** dated and signed on ***December 19, 2016***, ***SpeedEmissions, Inc. / SpeedEmissions Car Care, LLC / SpeedEmissions Acquisition Company, LLC DBA: Speedemissions*** located at ***1015 Tyrone Road, Tyrone, GA 30290*** agrees to buy out the RTR balance due in the amount of **$118,750.67** from SFS Merchant Cash Advance Agreement Contract **#1100702** dated and signed on **May 27, 2016**.

Thank you,

X__________________________
Richard Parlontieri
Owner

colonialfundingnetwork
YOUR TRUSTED SERVICE PROVIDER

APPENDIX A: THE FEE STRUCTURE:

A. Origination Fee		**To cover underwriting and related expenses**
<u>Amount Funded</u>	**<u>Origination Fee</u>**	
Up to $7,500.00	**$199.00**	
$7,501.00-$25,000.00	**$295.00**	
$25,001.00-$50,000.00	**$395.00**	
$50,001.00-$100,000.00	**$595.00**	
$100,001.00-$250,000.00	**$795.00**	
Over $250,000.00	**$995.00**	
Due Diligence Fee	**<u>$0.00</u>**	
B. ACH Program Fee	**$695.00**	**ACH's are labor intensive and are not an automated process ,requiring us to charge this fee to cover costs**
C. NSF Fee (Standard)	**$50.00ea**	**Up to FOUR TIMES ONLY before a default is declared**
D. Rejected ACH		**When the merchant directs the bank to Reject our Debit ACH**
Daily ACH Program		
<u>Amount Funded</u>	**<u>Reject Fee</u>**	
Up to $7,500.00	**$25.00**	
$7,501.00-$50,000.00	**$35.00**	
$50,001.00-$100,000.00	**$50.00**	
$100,001.00-$250,000.00	**$75.00**	
Over $250,000.00	**$100.00**	
Weekly ACH Program		
<u>Amount Funded</u>	**<u>Reject Fee</u>**	
Up to $7,500.00	**$75.00**	
$7,501.00-$50,000.00	**$99.00**	
$50,001.00-$100,000.00	**$175.00**	
$100,001.00-$250,000.00	**$275.00**	
Over $250,000.00	**$395.00**	
E. Bank Change Fee	**$75.00**	**When Merchant requires a change of account to be Debited requiring us to adjust our system**
F. Blocked Account	**$2,500.00**	**When Merchant BLOCKS account from our Debit ACH, which places them in default (per contract)**
G. Default Fee	**$5,000.00**	**When Merchant changes bank account cutting us off from our Collections**
H. UCC Termination Fee	**$150.00**	**When Merchant request a UCC termination**
I. Administrative Fee	**<u>$0.00</u>**	

<u>Miscellaneous Service Fees.</u> Merchant shall pay to Colonial certain fees Merchant funding is done electronically to their designated bank account and charged a fee of $35.00 for a Fed Wire or $15.00 for an ACH. The fee for underwriting and origination is paid from the funded amount in accordance with the schedule below. If Merchant is utilizing a Bridge / Control Account, there is an upfront fee of $395.00 for the bank fees and administrative costs of maintaining such account for each cash advance agreement with Merchant. Fund transfers from Bridge / Control Accounts to Merchant's operating bank account will be charged $10.95 per month via ACH. This fee will continue if the bridge account remains open after the RTR is paid. Merchant will be charged $50.00 for each change of its operating bank account once active with Colonial. Any administrative adjustments associated with changes to the Specified Percentage will incur a fee of $75.00 per occurrence. (All fees are subject to change)

MERCHANT INITIALS: ____________

CFN ACH 01-25-16 Colonial Funding Network as Servicing Agent